UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2012
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER EVENTS

On August 21, 2012, the Company issued a press release announcing that the Company has been invited to present at the 2012 Gateway Conference being held on September 6 at the W San Francisco Hotel. UniPixel management is scheduled to present at 9:00 a.m. Pacific time, with one-on-one meetings held throughout the day. Management will discuss the global launch of its Diamond Guard™ hard-coat film, as well as progress towards the introduction of UniBoss™ based touch screen sensors in collaboration with Texas Instruments and other controller manufacturers.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Uni-Pixel, Inc.
(Registrant)

Date: August 21, 2012	By:	/s/ Reed Killion
Reed Killion
Chief Executive Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press Release dated August 21, 2012.